Exhibit 32-A

Certification of Chief Executive Officer

Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Robert M. Dutkowsky, Chief Executive Officer of Tech Data Corporation, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)	The Quarterly Report on Form 10-Q of Tech Data Corporation for the quarterly period ended July 31, 2009, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m); and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 1, 2009

/S/ ROBERT M. DUTKOWSKY
Robert M. Dutkowsky
Chief Executive Officer